Exhibit 4.2

EXECUTION VERSION

FACTSET RESEARCH SYSTEMS INC.

as Issuer

SUPPLEMENTAL INDENTURE

Dated as of March 1, 2022

to

INDENTURE

Dated as of March 1, 2022

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION

as Trustee

2.900% Senior Notes due 2027
3.450% Senior Notes due 2032

EXHIBIT A-1          Form of 2027 Notes
EXHIBIT A-2          Form of 2032 Notes

SUPPLEMENTAL INDENTURE, dated as of March 1, 2022 (this “Supplemental Indenture”), by and between FactSet Research Systems Inc., a Delaware corporation (the “Issuer”), and U.S. Bank Trust Company, National Association, a national banking association organized under the laws of the United States of America, as trustee (the “Trustee”).

RECITALS

WHEREAS, the Issuer previously executed and delivered an indenture, dated as of March 1, 2022, between the Issuer and the Trustee (the “Base Indenture” and, as supplemented by this Supplemental Indenture with respect to the Notes (as defined below), the “Indenture”) to provide for the issuance from time to time of the Issuer’s unsecured debentures, notes or other evidences of indebtedness (the “Securities”), to be issued in one or more series on the terms set forth therein;

WHEREAS, pursuant to the terms of the Base Indenture, the Issuer desires to provide for the establishment of two new series of Securities under the Base Indenture to be known as its “2.900% Senior Notes due 2027” (the “2027 Notes”) and its “3.450% Senior Notes due 2032” (the “2032 Notes” and, together with the 2027 Notes, the “Notes”), the form and substance of such series and the terms, provisions and conditions thereof to be set forth as provided in the Base Indenture and this Supplemental Indenture;

WHEREAS, the Board of Directors of the Issuer has duly authorized the issuance of the Notes and has authorized the proper officers of the Issuer to execute any and all appropriate documents necessary or appropriate to effect such issuance;

WHEREAS, this Supplemental Indenture is being entered into pursuant to the provisions of Sections 2.1 and 9.1(xi) of the Base Indenture;

WHEREAS, the Issuer has requested that the Trustee execute and deliver this Supplemental Indenture;

AND WHEREAS, all acts and things necessary to make this Supplemental Indenture a valid agreement according to its terms, and to make the Notes, when executed by the Issuer and authenticated and delivered by the Trustee, the valid obligations of the Issuer, have been done and performed, and the execution of this Supplemental Indenture and the issue hereunder of the Notes has been duly authorized in all respects;

NOW THEREFORE, in consideration of the premises and the purchase of the Notes by the Holders thereof, and for the purpose of setting forth, as provided in the Base Indenture, the forms and terms of the Notes, the Issuer covenants and agrees with the Trustee, as follows:

ARTICLE I

Definitions

SECTION 1.1.  Definition of Terms.  For all purposes of this Supplemental Indenture, except as otherwise expressly provided or unless the context otherwise requires, the following terms shall have the following meanings:

(i)  “2027 Par Call Date” means February 1, 2027.

(ii)  “2032 Par Call Date” means December 1, 2031.

(iii)  “Additional 2027 Notes” means notes issued pursuant to Section 2.2 hereof and having identical terms as the 2027 Notes, other than as expressly permitted by Section 2.2.

(iv)  “Additional 2032 Notes” means notes issued pursuant to Section 2.2 hereof and having identical terms as the 2032 Notes, other than as expressly permitted by Section 2.2.

(v)  “Asset Purchase Agreement” means the Asset Purchase Agreement, dated as of December 24, 2021, between the Issuer and S&P Global Inc. (the “Seller”), pursuant to which the Issuer agreed to acquire the Seller’s CUSIP Global Services business.

(vi)  “CGS Transaction” means the acquisition by the Issuer of the CUSIP Global Services business from S&P Global Inc. pursuant to the Asset Purchase Agreement.

(vii)  “Change of Control” means the occurrence of any of the following:

(1)  the direct or indirect sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the assets of the Issuer and its Subsidiaries taken as a whole to any “person” (as that term is used in Section 13(d)(3) of the Exchange Act) other than to the Issuer or one of its Subsidiaries;

(2)  the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any “person” (as that term is used in Section 13(d)(3) of the Exchange Act) becomes the ultimate “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of more than 50% of the outstanding Voting Stock of the Issuer, measured by voting power rather than number of shares;

(3)  the Issuer consolidates with, or merges with or into, any Person, or any Person consolidates with, or merges with or into, the Issuer, in any such event pursuant to a transaction in which any of the outstanding Voting Stock of the Issuer or such other Person is converted into or exchanged for cash, securities or other property, other than any such transaction where the shares of the Voting Stock of the Issuer outstanding immediately prior to such transaction constitute, or are converted into or exchanged for, a majority of the Voting Stock of the surviving Person or any direct or indirect parent company of the surviving Person immediately after giving effect to such transaction;

(4) the first day on which the majority of the members of the board of directors of the Issuer cease to be Continuing Directors; or

(5) the adoption of a plan relating to the liquidation or dissolution of the Issuer.

Notwithstanding the foregoing, a transaction will not be deemed to involve a Change of Control if (i) the Issuer becomes a direct or indirect wholly owned Subsidiary of another Person and (ii) the direct or indirect holders of the Voting Stock of such other Person immediately following that transaction are substantially the same as the holders of the Voting Stock of the Issuer immediately prior to that transaction.

(viii)  “Change of Control Triggering Event” means, with respect to any series of Notes, (a) the consummation of a Change of Control, (b) the Notes of such series are rated below an Investment Grade Rating by at least two of the three Rating Agencies on any date during the period (the “Trigger Period”) commencing on the first public announcement by the Issuer of any Change of Control (or pending Change of Control) and ending 60 days following consummation of such Change of Control (which period will be extended following consummation of a Change of Control for so long as at least two of the three Rating Agencies have publicly announced that they are considering a possible ratings downgrade) or the rating of the Notes of such series is withdrawn within the Trigger Period by each of the Rating Agencies and (c) the rating of the Notes of such series is lowered by at least two of the three Rating Agencies during the Trigger Period; provided that a Change of Control Triggering Event will not be deemed to have occurred in respect of a particular Change of Control if each Rating Agency making the reduction in rating does not publicly announce or confirm or inform the Trustee at our request that the reduction was the result, in whole or in part, of any event or circumstance comprised of or arising as a result of, or in respect of, the Change of Control. For the avoidance of doubt, no Change of Control Triggering Event will be deemed to have occurred in connection with any particular Change of Control unless and until such Change of Control has actually been consummated.

(ix)  “Continuing Director” means, as of any date of determination, any member of the Board of Directors of the Issuer who:

(1) was a member of such Board of Directors at the Issue Date of the Notes; or

(2) was nominated for election or elected to such Board of Directors with the approval of a majority of the Continuing Directors who were members of such Board of Directors at the time of such nomination or election.

(x)  “Treasury Rate” means, with respect to any Redemption Date for any Notes of a series, the yield determined by the Issuer in accordance with the following two paragraphs.

The Treasury Rate applicable to such redemption shall be determined by the Issuer after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the Redemption Date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily)—H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities—Treasury constant maturities—Nominal” (or any successor caption or heading). In determining the applicable Treasury Rate, the Issuer shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the Redemption Date to the applicable Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields—one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life—and shall interpolate to the applicable Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the Redemption Date.

If on the third Business Day preceding the Redemption Date H.15 or any successor designation or publication is no longer published, the

Issuer shall calculate the Treasury Rate applicable to such redemption based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second Business Day preceding such Redemption Date of the United States Treasury security maturing on, or with a maturity that is closest to, the applicable Par Call Date, as applicable. If there is no United States Treasury security maturing on the applicable Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the applicable Par Call Date, one with a maturity date preceding the applicable Par Call Date and one with a maturity date following the applicable Par Call Date, the Issuer shall select the United States Treasury security with a maturity date preceding the applicable Par Call Date. If there are two or more United States Treasury securities maturing on the applicable Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Issuer shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices, expressed as a percentage of principal amount, at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

SECTION 1.2.  Other Definitions.

Term	Defined in Section
“2027 Notes Interest Payment Date”	2.4(a)
“2032 Notes Interest Payment Date”	2.4(b)
“2027 Notes”	Recitals
“2032 Notes”	Recitals
“2027 Par Call Date”	2.6(a)
“2032 Par Call Date”	2.6(b)
“Base Indenture”	Recitals
“Change of Control Offer”	2.9(a)
“Change of Control Payment Date”	2.9(b)
“End Date”	2.7(a)
“Indenture”	Recitals
“Issuer”	Preamble
“Notes”	Recitals
“Remaining Life”	1.1(xv)
“Securities”	Recitals

Term	Defined in Section
“Seller”	1.1(v)
“Special Mandatory Redemption”	2.7(a)
“Special Mandatory Redemption Date”	2.7(a)
“Special Mandatory Redemption Event”	2.7(a)
“Special Mandatory Redemption Notice”	2.7(a)
“Special Mandatory Redemption Price”	2.7(a)
“Supplemental Indenture”	Preamble
“Trigger Period:	1.1(viii)
“Trustee”	Preamble

SECTION 1.3.  Rules of Construction.  Unless the context otherwise requires:

(i)  each term defined in the Base Indenture has the same meaning when used in this Supplemental Indenture;

(ii)  a term has the meaning assigned to it;

(iii)  an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP;

(iv)  “or” is not exclusive;

(v)  words in the singular include the plural, and in the plural include the singular;

(vi)  unless the context otherwise requires, any reference to an “Article” or a “Section” refers to an Article or a Section, as the case may be, of this Supplemental Indenture; and

(vii)  the words “herein,” “hereof” and “hereunder” and other words of similar import refer to this Supplemental Indenture as a whole and not to any particular Article, Section or other subdivision.

ARTICLE II

General Terms and Conditions of the Notes

SECTION 2.1.  Designation and Principal Amount.  There are hereby authorized and established two series of Securities under the Base Indenture, designated as the “2.900% Senior Notes due 2027” which is not limited in aggregate principal amount and the “3.450% Senior Notes due 2032” which is not limited in aggregate principal amount.  The aggregate principal amount of the 2027 Notes to be issued as of the date hereof shall be $500,000,000.  The aggregate principal amount of the 2032 Notes to be issued as of the date hereof shall be $500,000,000.

SECTION 2.2.  Further Issues.

(a)  2027 Notes.  After the Issue Date, the Issuer will be entitled to issue Additional 2027 Notes under the Indenture, which Additional 2027 Notes shall have identical terms as the 2027 Notes issued on the Issue Date, other than with respect to the date of issuance, issue price, original interest accrual date and original 2027 Notes Interest Payment Date. All the 2027 Notes issued under this Supplemental Indenture shall be treated as a single class for all purposes of the Indenture including waivers, amendments, redemptions and offers to purchase, except as provided in Article IX of the Base Indenture; provided, however, that in the event that any Additional 2027 Notes are not fungible with the 2027 Notes for U.S. federal income tax purposes, such nonfungible Additional 2027 Notes shall be issued with a separate CUSIP or ISIN number so that they are distinguishable from the 2027 Notes.

With respect to any Additional 2027 Notes, the Issuer will set forth in a resolution of the Board of Directors and an Officers’ Certificate, a copy of each which shall be delivered to the Trustee, the following information:

(i)  the aggregate principal amount of such Additional 2027 Notes to be authenticated and delivered pursuant to the Indenture; and

(ii)  the issue price, the issue date and the CUSIP number of such Additional 2027 Notes.

(b)  2032 Notes.  After the Issue Date, the Issuer will be entitled to issue Additional 2032 Notes under the Indenture, which Additional 2032 Notes shall have identical terms as the 2032 Notes issued on the Issue Date, other than with respect to the date of issuance, issue price, original interest accrual date and original 2032 Notes Interest Payment Date. All the 2032 Notes issued under this Supplemental Indenture shall be treated as a single class for all purposes of the Indenture including waivers, amendments, redemptions and offers to purchase, except as provided in Article IX of the Base Indenture; provided, however, that in the event that any Additional 2032 Notes are not fungible with the 2032 Notes for U.S. federal income tax purposes, such nonfungible Additional 2032 Notes shall be issued with a separate CUSIP or ISIN number so that they are distinguishable from the 2032 Notes.

With respect to any Additional 2032 Notes, the Issuer will set forth in a resolution of the Board of Directors and an Officers’ Certificate, a copy of each which shall be delivered to the Trustee, the following information:

(i)  the aggregate principal amount of such Additional 2032 Notes to be authenticated and delivered pursuant to the Indenture; and

(ii)  the issue price, the issue date and the CUSIP number of such Additional 2032 Notes.

SECTION 2.3.  Maturity.  The 2027 Notes will mature on March 1, 2027 and the 2032 Notes will mature on March 1, 2032.

SECTION 2.4.  Interest.

(a)  2027 Notes.  Interest on the 2027 Notes will be payable in lawful money of the United States semi-annually on March 1 and September 1 of each year, commencing on September 1, 2022 (each a “2027 Notes Interest Payment Date”).  Interest on the 2027 Notes shall accrue (computed on the basis of a 360-day year comprised of twelve 30-day months) from the most recent date to which interest has been paid or, if no interest has been paid, from and including March 1, 2022.  The Issuer will pay interest on the 2027 Notes on the applicable 2027 Notes Interest Payment Date to the Persons in whose names the 2027 Notes are registered at the close of business on the preceding February 15 or August 15, as the case may be, whether or not a Business Day.

(b)  2032 Notes.  Interest on the 2032 Notes will be payable in lawful money of the United States semi-annually on March 1 and September 1 of each year, commencing on September 1, 2022 (each a “2032 Notes Interest Payment Date”).  Interest on the 2032 Notes shall accrue (computed on the basis of a 360-day year comprised of twelve 30-day months) from the most recent date to which interest has been paid or, if no interest has been paid, from and including March 1, 2022.  The Issuer will pay interest on the 2032 Notes on the applicable 2032 Notes Interest Payment Date to the Persons in whose names the 2032 Notes are registered at the close of business on the preceding February 15 or August 15, as the case may be, whether or not a Business Day.

(c)  If an Interest Payment Date for the 2027 Notes or the 2032 Notes falls on a day that is not a Business Day, the applicable interest payment shall be postponed to the next succeeding Business Day as if made on the date such payment was due, and no interest on such payment shall accrue for the period from and after such Interest Payment Date to such next succeeding Business Day.

SECTION 2.5.  Form of Notes.

(a)  The 2027 Notes shall be substantially in the form of Exhibit A-1 attached hereto, which is incorporated by reference herein. The 2032 Notes shall be substantially in the form of Exhibit A-2 attached hereto, which is incorporated by reference herein.

(b)  On the date hereof, the Issuer shall execute and the Trustee shall authenticate and deliver the Notes in the form of Global Securities that (i) shall be registered in the name of the Depositary or the nominee of the Depositary and (ii) shall be delivered by the Trustee to the Depositary, pursuant to the Depositary’s instructions, or held by the Trustee as Global Security Custodian.

SECTION 2.6.  Optional Redemption.

(a)  2027 Notes.  The 2027 Notes will be redeemable, as a whole or in part, at the Issuer’s option, at any time or from time to time. Prior to the 2027 Par Call Date, the Redemption Price (expressed as a percentage of principal amount and rounded to three decimal places) for the 2027 Notes will be equal to the greater of:

(i)  (1) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the Redemption Date (assuming the 2027 Notes matured on the 2027 Par Call Date) on a semi-annual basis, assuming a 360-day year consisting of twelve 30-day months, at the applicable Treasury Rate, plus 15 basis points less (2) interest accrued to the Redemption Date, and

(ii)  100% of the principal amount of the 2027 Notes to be redeemed,

plus, in either case, accrued and unpaid interest thereon, if any, to the Redemption Date.

On and after the 2027 Par Call Date, the Redemption Price for the 2027 Notes will be equal to 100% of the principal amount of the 2027 Notes to be redeemed, plus accrued and unpaid interest thereon, if any, to the Redemption Date.

(b)  2032 Notes.  The 2032 Notes will be redeemable, as a whole or in part, at the Issuer’s option, at any time or from time to time. Prior to the 2032 Par Call Date, the Redemption Price (expressed as a percentage of principal amount and rounded to three decimal places) for the 2032 Notes will be equal to the greater of:

(i)  (1) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the Redemption Date (assuming the 2032 Notes matured on the 2032 Par Call Date) on a semi-annual basis, assuming a 360-day year consisting of twelve 30-day months, at the applicable Treasury Rate, plus 25 basis points less (2) interest accrued to the Redemption Date, and

(ii)  100% of the principal amount of the 2032 Notes to be redeemed,

plus, in either case, accrued and unpaid interest thereon, if any, to the Redemption Date.

On and after the 2032 Par Call Date, the Redemption Price for the 2032 Notes will be equal to 100% of the principal amount of the 2032 Notes to be redeemed, plus accrued and unpaid interest thereon, if any, to the Redemption Date.

(c)  The Issuer’s actions and determinations in determining the Redemption Price shall be conclusive and binding for all purposes, absent manifest error. The Issuer will notify the Trustee of the Redemption Price promptly after the calculation thereof and the Trustee shall not be responsible or liable for any calculation of the Redemption Price or of any component thereof, or for determining whether manifest error has occurred.

(d)  Notice of any redemption will be mailed or electronically delivered (or otherwise transmitted in accordance with the Depositary’s procedures) at least 10 days but not more than 60 days before the Redemption Date to each Holder of Notes to be redeemed.

(e)  On and after the Redemption Date of Notes of a series, interest will cease to accrue on such Notes or any portion thereof called for redemption, unless the Issuer defaults in the payment of the Redemption Price and accrued interest. On or before the Redemption Date, the Issuer will deposit with a Paying Agent, or the Trustee, money sufficient to pay the Redemption Price of and accrued interest on the Notes to be redeemed on such date. In the case of a partial redemption of a series of Notes, selection of the Notes of such series for redemption will be made pro rata, by lot or by such other method as the Trustee in its sole discretion deems appropriate and fair, in accordance with the policies and procedures of the Depositary. No Notes of a principal amount of $2,000 or less will be redeemed in part. If any Note of a series is to be redeemed in part only, the notice of redemption that relates to the Note of such series will state the portion of the principal amount of the Note of such series to be redeemed. A new Note of such series in a principal amount equal to the unredeemed portion of the Note of such series will be issued in the name of the holder of the Note upon surrender for cancellation of the original Note. For so long as the Notes are held by DTC (or another Depositary), the redemption of the Notes shall be done in accordance with the policies and procedures of the Depositary.

(f)  Except as otherwise set forth in this Article II, the terms and conditions upon which and the manner in which the Notes may be redeemed by the Issuer pursuant to this Article II are governed by the provisions of Article III of the Base Indenture.

SECTION 2.7.  Mandatory Redemption.

(a)  In the event that (i) the proposed CGS Transaction is not consummated on or prior to December 24, 2022 (the “End Date”), or (ii) at any time prior to the End Date, the Asset Purchase Agreement is terminated (any such event, a “Special Mandatory Redemption Event”), the Issuer will redeem all of the Notes of each series (the “Special Mandatory Redemption”) at a price equal to 101% of the aggregate principal amount of the Notes of the applicable series plus accrued and unpaid interest to, but not including, the Special Mandatory Redemption Date (the “Special Mandatory Redemption Price”).

(b)  Notice of the occurrence of a Special Mandatory Redemption Event and that a Special Mandatory Redemption is to occur (the “Special Mandatory Redemption Notice”) shall be delivered to the Trustee at least three (3) Business Days before it is required to be mailed or delivered to Holders (unless a shorter notice period shall be agreed to by the Trustee) and mailed by first class mail to each Holder of Notes’ registered address or electronically delivered according to the procedures of DTC as to global notes, within ten (10) Business Days after the Special Mandatory Redemption Event. At the Issuer’s written request, the Trustee shall give the Special Mandatory Redemption Notice in the Issuer’s name and at the Issuer’s expense. On such date specified in the Special Mandatory Redemption Notice as shall be no more than ten (10) Business Days (or such other minimum period as may be required by DTC) after mailing or sending the Special Mandatory

Redemption Notice, the Special Mandatory Redemption shall occur (the date of such redemption, the “Special Mandatory Redemption Date”).

(c)  If funds sufficient to pay the Special Mandatory Redemption Price of all of the Notes on the Special Mandatory Redemption Date are deposited with a Paying Agent or the Trustee on or before such Special Mandatory Redemption Date, then on and after such Special Mandatory Redemption Date, the Notes shall cease to bear interest and, other than the right to receive the Special Mandatory Redemption Price, all rights under such Notes shall terminate.

(d)  Upon the closing of the CGS Transaction, the foregoing provisions regarding the Special Mandatory Redemption will cease to apply.

(e)  Except as provided in this Section 2.7, the Issuer shall not be required to make any mandatory redemption or sinking fund payments with respect to the Notes. However, pursuant to Section 2.9 hereof, under certain circumstances, the Issuer may be required to offer to purchase the Notes.

SECTION 2.8.  Appointment of Depositary.  DTC will initially be the Depositary with respect to the Notes.

SECTION 2.9.  Change of Control Triggering Event.

(a)  Upon the occurrence of a Change of Control Triggering Event, each Holder shall have the right to require that the Issuer repurchase such Holder’s Notes at a purchase price in cash equal to 101% of the principal amount thereof on the date of purchase plus accrued and unpaid interest, if any, to the date of purchase (subject to the right of Holders of record on the relevant record date to receive interest due on the relevant Interest Payment Date).

(b)  Within 30 days following any Change of Control Triggering Event, unless the Issuer has previously or concurrently mailed or delivered a redemption notice with respect to all outstanding Notes of a series as described in Section 2.6, the Issuer shall mail a notice by first-class mail (or otherwise delivered in accordance with the applicable procedures of DTC) to each Holder with a copy to the Trustee (the “Change of Control Offer”) stating:

(i)  that a Change of Control Triggering Event has occurred and that such Holder has the right to require the Issuer to purchase such Holder’s Notes at a purchase price in cash equal to 101% of the principal amount thereof on the date of purchase, plus accrued and unpaid interest, if any, to the date of purchase (subject to the right of Holders of record on the relevant record date to receive interest due on the relevant Interest Payment Date);

(ii)  the circumstances and relevant facts regarding such Change of Control Triggering Event;

(iii)  the purchase date (which shall be no earlier than 30 days nor later than 60 days from the date such notice is mailed or delivered); and

(iv)  the instructions, as determined by the Issuer, consistent with this Section 2.9, that a Holder must follow in order to have its Notes purchased.

(c)  The Issuer shall not be required to make a Change of Control Offer following a Change of Control Triggering Event if: (i) a third party makes the Change of Control Offer in the manner, at the times and otherwise in compliance with the requirements set forth in the Indenture applicable to a Change of Control Offer made by the Issuer and purchases all Notes validly tendered and not withdrawn under such Change of Control Offer or (ii) a notice of redemption that is or has become unconditional has been given pursuant to Section 3.4 of the Base Indenture.

(d)  A Change of Control Offer may be made in advance of a Change of Control Triggering Event, conditional upon such Change of Control, if a definitive agreement is in place for the Change of Control Triggering Event at the time of making of the Change of Control Offer.

(e)  The Issuer shall comply, to the extent applicable, with the requirements of Section 14(e) of the Exchange Act and any other securities laws or regulations in connection with the repurchase of Notes as a result of a Change of Control Triggering Event. To the extent that the provisions of any securities laws or regulations conflict with this Section 2.9, the Issuer shall comply with the applicable securities laws and regulations and shall not be deemed to have breached its obligations under this Section 2.9 by virtue of its compliance with such securities laws or regulations.

(f)  On the purchase date, all Notes purchased by the Issuer under this Section 2.9 shall be delivered by the Issuer to the Trustee for cancellation, and the Issuer shall pay the purchase price plus accrued and unpaid interest, if any, to the Holders entitled thereto.

(g)  At the time the Issuer delivers Notes to the Trustee which are to be accepted for purchase, the Issuer shall also deliver an Officers’ Certificate stating that such Notes are to be accepted by the Issuer pursuant to and in accordance with the terms of this Section 2.9. A Note shall be deemed to have been accepted for purchase at the time the Trustee, directly or through an agent, mails or delivers payment therefor to the surrendering Holder.

SECTION 2.10.  Defeasance.  The provisions of Article VIII of the Base Indenture will apply to the Notes.  If the Issuer exercises its covenant defeasance option pursuant to Section 8.1 and 8.3 of the Base Indenture, in addition to the provisions of the Base Indenture set forth in Section 8.3 of the Base Indenture, the Issuer also shall be released from its obligations under Section 2.9 of this Supplemental Indenture.

ARTICLE III

Miscellaneous

SECTION 3.1.  Ratification of Base Indenture.  The Base Indenture, as supplemented by this Supplemental Indenture, is in all respects ratified and confirmed, and this Supplemental Indenture shall be deemed part of the Base Indenture in the manner and to the extent herein and therein provided; provided that the provisions of this Supplemental Indenture apply solely with respect to the Notes.

SECTION 3.2.  Trustee Not Responsible for Recitals, etc.  The recitals contained herein and in the Notes (except in the certificate of authentication) shall be taken as the statements of the Issuer, and the Trustee assumes no responsibility for the correctness of the same.  The Trustee makes no representations as to and shall not be responsible for the validity or sufficiency of this Supplemental Indenture or of the Notes.  The Trustee shall not be accountable for the use or application by the Issuer of the Notes or the proceeds of the Notes authenticated and delivered by the Trustee in conformity with the provisions of this Supplemental Indenture or for any money paid to the Issuer or upon the Issuer’s directions under any provision of this Supplemental Indenture.  The Trustee shall not be bound to ascertain or inquire as to the performance, observance, or breach of any covenants, conditions, representations, warranties or agreements on the part of the Issuer, and shall not be responsible for any statement in any document used in connection with the sale of any Notes.  Neither the Trustee nor any Paying Agent shall be responsible for monitoring the Issuer’s rating status, making any request upon any Rating Agency or determining whether any rating event has occurred. All of the provisions contained in the Base Indenture in respect of the rights, privileges, protections, immunities, powers and duties of the Trustee shall be applicable in respect of this Supplemental Indenture as fully and with like force and effect as though fully set forth in full herein.

SECTION 3.3.  Governing Law; Waiver of Jury Trial.  THE LAW OF THE STATE OF NEW YORK SHALL GOVERN AND BE USED TO CONSTRUE THE BASE INDENTURE, THIS SUPPLEMENTAL INDENTURE AND THE NOTES.  EACH HOLDER OF A NOTE AND EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THE BASE INDENTURE, THIS SUPPLEMENTAL INDENTURE, THE NOTES OR THE TRANSACTIONS CONTEMPLATED HEREBY.

SECTION 3.4.  Severability.  In case any provision in this Supplemental Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 3.5.  Counterpart Originals.  The parties may sign any number of copies of this Supplemental Indenture.  Each signed copy shall be an original, but all of them together represent the same agreement.  The exchange of copies of this Supplemental Indenture and of signature pages by facsimile or PDF transmission shall constitute effective execution and delivery of this Supplemental Indenture as to the parties hereto and may be used in lieu of the original Supplemental Indenture for all purposes.  Signatures of the parties hereto transmitted by facsimile or PDF transmission shall be deemed to be their original signatures for all purposes.

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed, all as of the day and year first above written.

FACTSET RESEARCH SYSTEMS INC.

By:	/s/ Linda S. Huber
	Name:	Linda S. Huber
	Title:	Executive Vice President, Chief Financial Officer

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, AS TRUSTEE

By:	/s/ Kathy Mitchell
	Name:	Kathy Mitchell
	Title:	Vice President

[Signature page to Supplemental Indenture]

EXHIBIT A-1

FORM OF NOTE

2.900% Senior Notes due 2027

[Insert the Global Security Legend, if applicable]

FACTSET RESEARCH SYSTEMS INC.
2.900% SENIOR NOTES DUE 2027

No. ____	CUSIP: 303075 AA3
ISIN: US303075AA30

FactSet Research Systems Inc. promises to pay to [                       ] [insert if Global Note: Cede & Co.], or registered assigns, [the principal sum of               Dollars ($          )] / [insert if Global Note: the principal amount set forth on the Schedule of Exchanges of Interests in Global Note attached hereto, which principal amount may from time to time be reduced or increased, as appropriate, in accordance with the within mentioned Indenture and as reflected in the Schedule of Exchanges of Interests in the Global Note attached hereto, to reflect exchanges, purchases, retirements or redemptions of the Notes represented hereby] on March 1, 2027.

Interest Payment Dates:  March 1 and September 1, beginning September 1, 2022

Record Dates:  February 15 and August 15

Reference is made to further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Note shall not be entitled to any benefits under the Indenture referred to on the reverse hereof or be valid or obligatory for any purpose.

IN WITNESS HEREOF, the Issuer has caused this instrument to be duly executed.

Dated:

FACTSET RESEARCH SYSTEMS INC.

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION
This is one of the Notes
referred to in the within-mentioned Indenture:

Dated:

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, AS TRUSTEE

By:
Authorized Signatory

(Reverse of Note)
2.900% Senior Notes due 2027
FACTSET RESEARCH SYSTEMS INC.

Capitalized terms used herein shall have the meanings assigned to them in the Indenture referred to below unless otherwise indicated.

(1)  Interest.  FactSet Research Systems Inc., a Delaware corporation (such corporation, and its successors and assigns under the Indenture hereinafter referred to, being herein called the “Issuer”), promises to pay interest on the principal amount of this Note at the rate per annum shown above. The Issuer shall pay interest semiannually on March 1 and September 1 of each year (each an “Interest Payment Date”). Interest on the Notes shall accrue from the most recent date to which interest has been paid or duly provided for or, if no interest has been paid or duly provided for, from March 1, 2022 until the principal hereof is due. Interest shall be computed on the basis of a 360-day year of twelve 30-day months.

(2)  Method of Payment.  The Issuer shall pay interest on the Notes (except defaulted interest) to the Persons who are registered Holders at the close of business on the February 15 or August 15 next preceding the Interest Payment Date even if Notes are canceled after the record date and on or before the Interest Payment Date. Holders must surrender Notes to a Paying Agent to collect principal payments. The Issuer shall pay principal, premium, if any, and interest in money of the United States of America that at the time of payment is legal tender for payment of public and private debts. Payments in respect of the Notes represented by a Global Note (including principal, premium, if any, and interest) shall be made by wire transfer of immediately available funds to the accounts specified by DTC or any successor Depositary. The Issuer shall make all payments in respect of a Definitive Security (including principal, premium, if any, and interest), at the office of the Paying Agent, except that, at the option of the Issuer, payment of interest may be made by mailing a check to the registered address of each Holder thereof; provided, however, that payments on the Notes may also be made, in the case of a Holder of at least $1,000,000 aggregate principal amount of Notes, by wire transfer to a U.S. dollar account maintained by the payee with a bank in the United States if such Holder elects payment by wire transfer by giving written notice to the Trustee or the Paying Agent to such effect designating such account no later than 30 days immediately preceding the relevant due date for payment (or such other date as the Trustee may accept in its discretion).

(3)  Paying Agent and Registrar.  Initially, U.S. Bank Trust Company, National Association, the Trustee under the Indenture, shall act as Paying Agent and Registrar.  The Issuer may change any Paying Agent or Registrar without notice to any Holder.  The Issuer or any of its Subsidiaries may act in any such capacity.

(4)  Indenture.  The Issuer issued the Notes under an indenture dated as of March 1, 2022, between the Issuer and the Trustee (the “Base Indenture”), as supplemented by the Supplemental Indenture dated as of March 1, 2022, between the

Issuer and the Trustee (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”).  The terms of the Notes include those stated in the Indenture and those made a part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (15 U.S. Code §§ 77aaa-77bbbb) (the “TIA”).  To the extent the provisions of this Note are inconsistent with the provisions of the Indenture, the Indenture shall govern.  The Notes are subject to all such terms, and Holders are referred to the Indenture and such Act for a statement of such terms.

(6)  Optional Redemption.  The Notes are redeemable at the option of the Issuer as provided in, and subject to the terms of, Section 2.6 of the Supplemental Indenture.

(7)  Mandatory Redemption.  In the event that (a) the proposed CGS Transaction (as defined in the Supplemental Indenture) is not consummated on or prior to December 24, 2022 (the “End Date”), or (b) at any time prior to the End Date, the Asset Purchase Agreement (as defined in the Supplemental Indenture) is terminated (any such event, a “Special Mandatory Redemption Event”), the Issuer will redeem all of the Notes (a “Special Mandatory Redemption”), at a price equal to 101% of the aggregate principal amount of the Notes plus accrued and unpaid interest to, but not including, the redemption date (the “Special Mandatory Redemption Price”).

Notice of the occurrence of a Special Mandatory Redemption Event and that a Special Mandatory Redemption is to occur (the “Special Mandatory Redemption Notice”) shall be delivered to the Trustee at least three (3) Business Days before it is required to be mailed or delivered to Holders (unless a shorter notice period shall be agreed to by the Trustee) and mailed by first class mail to each Holder of Notes’ registered address or electronically delivered according to the procedures of DTC as to global notes, within ten (10) Business Days after the Special Mandatory Redemption Event. At the Issuer’s written request, the Trustee shall give the Special Mandatory Redemption Notice in the Issuer’s name and at the Issuer’s expense. On such date specified in the Special Mandatory Redemption Notice as shall be no more than ten (10) Business Days (or such other minimum period as may be required by DTC) after mailing or sending the Special Mandatory Redemption Notice, the special mandatory redemption shall occur (the date of such redemption, the “Special Mandatory Redemption Date”).

If funds sufficient to pay the Special Mandatory Redemption Price of all of the Notes on the Special Mandatory Redemption Date are deposited with a Paying Agent or the Trustee on or before such Special Mandatory Redemption Date, then on and after such Special Mandatory Redemption Date, the Notes shall cease to bear interest and, other than the right to receive the Special Mandatory Redemption Price, all rights under such Notes shall terminate.

Upon the closing of the CGS Transaction, the foregoing provisions regarding the Special Mandatory Redemption will cease to apply.

(8)  Repurchase of Notes at the Option of Holders Upon a Change of Control Triggering Event.  In accordance with Section 2.9 of the Supplemental Indenture,

the Issuer shall be required to offer to purchase Notes upon the occurrence of a Change of Control Triggering Event. Any Holder of Notes shall have the right, subject to certain conditions specified in the Supplemental Indenture, to cause the Issuer to repurchase all or any part of the Notes of such Holder at a purchase price equal to 101% of the principal amount of the Notes to be repurchased plus accrued and unpaid interest to the date of repurchase (subject to the right of Holders of record on the relevant record date to receive interest due on the relevant Interest Payment Date that is on or prior to the date of purchase) as provided in, and subject to the terms of, the Supplemental Indenture.

(9)  Denominations, Transfer, Exchange.  The Notes are in registered form without coupons in initial denominations of $2,000 and integral multiples of $1,000 in excess thereof.  The transfer of the Notes may be registered and the Notes may be exchanged as provided in the Indenture.  The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and the Issuer may require a Holder to pay any taxes and fees required by law or permitted by the Indenture.  The Issuer need not exchange or register the transfer of any Note or portion of a Note selected for redemption, except for the unredeemed portion of any Note being redeemed in part.  Also, it need not exchange or register the transfer of any Notes for a period of fifteen (15) days before a selection of Notes to be redeemed or during the period between a record date and the corresponding Interest Payment Date.

(10)  Persons Deemed Owners.  The registered Holder of a Note may be treated as its owner for all purposes.

(11)  Amendment, Supplement and Waiver.  The Indenture or the Notes may be amended or supplemented, as provided in, and subject to the terms of, Article IX of the Base Indenture.

(12)  Defaults and Remedies.  If an Event of Default with respect to the Notes at the time outstanding (other than an Event of Default related to certain events of bankruptcy, insolvency or reorganization of the Issuer) occurs and is continuing, then and in every such case the Trustee or the Holders of not less than 25% in aggregate principal amount of the then outstanding Notes may declare the principal of all of the outstanding Notes and any accrued interest on the Notes to be due and payable immediately by a notice in writing to the Issuer (and to the Trustee if given by the Holders).  If an Event of Default specified in clause (vi) of Section 6.1 of the Base Indenture occurs with respect to the Issuer, the principal of and any accrued interest on the Notes then outstanding shall ipso facto become immediately due and payable without any declaration or other act on the part of the Trustee or any Holder.

Under certain circumstances, the Holders of a majority in principal amount of the Notes then outstanding, by written notice to the Issuer and the Trustee, may rescind and annul such declaration and its consequences, as provided in, and subject to the terms of, Article VI of the Base Indenture.

(13)  Trustee Dealings with the Issuer.  The Trustee, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the

Issuer or its Affiliates, and may otherwise deal with the Issuer or its Affiliates, as if it were not the Trustee.

(14)  No Recourse Against Others.  No director, officer, employee, stockholder, general or limited partner or incorporator, past, present or future, of Parent, the Issuer or any of its Subsidiaries, as such or in such capacity, shall have any personal liability for any obligations of the Issuer under the Notes or the Indenture by reason of his, her or its status as such director, officer, employee, stockholder, general or limited partner or incorporator.

No recourse may, to the full extent permitted by applicable law, be taken, directly or indirectly, with respect to the obligations of the Issuer on the Notes or under the Indenture or any related documents, any certificate or other writing delivered in connection therewith, against (i) the Trustee in its individual capacity, or (ii) any partner, owner, beneficiary, agent, officer, director, employee, agent, successor or assign of the Trustee, each in its individual capacity, or (iii) any holder of equity in the Trustee.

Each Holder of Notes by accepting a Note waives and releases all such liability.  The waiver and release are part of the consideration for the issuance of the Notes.

(15)  Authentication.  This Note shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

(16)  Abbreviations.  Customary abbreviations may be used in the name of a Holder or an assignee, such as:  TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

(17)  CUSIP, ISIN Numbers.  Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Issuer has caused CUSIP numbers to be printed on the Notes and the Trustee may use CUSIP, ISIN or other similar numbers in notices of redemption as a convenience to the Holders.  No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

(18)  Governing Law; Waiver of Jury Trial.  THE LAW OF THE STATE OF NEW YORK SHALL GOVERN AND BE USED TO CONSTRUE THE INDENTURE, THE SUPPLEMENTAL INDENTURE AND THE NOTES.  EACH HOLDER OF A NOTE AND EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THE INDENTURE, THE SUPPLEMENTAL INDENTURE, THE NOTES OR THE TRANSACTIONS CONTEMPLATED HEREBY.

(19)  Notices.  The Issuer shall furnish to any Holder upon written request and without charge a copy of the Indentures.  Requests may be made to:

If to the Issuer:

FactSet Research Systems Inc.
45 Glover Avenue
Norwalk, Connecticut 06850
Facsimile: 203-810-1610
Attention: General Counsel

If to the Trustee:

U.S. Bank Trust Company, National Association
185 Asylum Street, 27th Floor
Hartford, CT 06103-3452
Facsimile: (860) 241-6897
Attention: Global Corporate Trust and Custody

ASSIGNMENT FORM

To assign this Note, fill in the form below:  (I) or (we) assign and transfer this Note to

________________________
(Insert assignee’s soc. sec. or tax I.D. no.)
________________________
________________________
________________________
(Print or type assignee’s name, address and zip code)

and irrevocably appoint _________________________________________________________
to transfer this Note on the books of the Issuer.  The agent may substitute another to act for him.

Date:  ________________

Your Signature:  ___________________
(Sign exactly as your name appears on the
face of this Note)

Signature guarantee:______________

(Signature must be guaranteed by a participant in a recognized signature guarantee medallion program)

OPTION OF HOLDER TO ELECT PURCHASE

If you want to elect to have this Note purchased by the Issuer pursuant to Section 2.9 (“Change of Control Triggering Event”) of the Supplemental Indenture, check the box below:

[   ] Section 2.9

If you want to elect to have only part of the Note purchased by the Issuer pursuant to Section 2.9 of the Supplemental Indenture, state the amount you elect to have purchased:

$_____________________

Date: ___________________________	Your Signature: ________________________
(Sign exactly as your name appears on the Note)

Tax Identification Number: _________________

Signature guarantee:______________

(Signature must be guaranteed by a participant in a recognized signature guarantee medallion program)

SCHEDULE A

SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL NOTE

The original principal amount of this Global Note is [●] DOLLARS AND [●] CENTS ($[●]).  The following exchanges of a part of this Global Security for other 2.900% Senior Notes have been made:

Date of Exchange	Amount of Decrease in Principal Amount of this Global Security	Amount of Increase in Principal Amount of this Global Security	Principal Amount of this Global Security Following Such Decrease (or Increase)	Signature of Authorized Signatory of Trustee or Global Security Custodian

EXHIBIT A-2

FORM OF NOTE

3.450% Senior Notes due 2032

[Insert the Global Security Legend, if applicable]

FACTSET RESEARCH SYSTEMS INC.
3.450% SENIOR NOTES DUE 2032

No. ____	CUSIP: 303075 AB1
ISIN: US303075AB13

FactSet Research Systems Inc. promises to pay to [                     ] [insert if Global Note: Cede & Co.], or registered assigns, [the principal sum of               Dollars ($          )] / [insert if Global Note: the principal amount set forth on the Schedule of Exchanges of Interests in Global Note attached hereto, which principal amount may from time to time be reduced or increased, as appropriate, in accordance with the within mentioned Indenture and as reflected in the Schedule of Exchanges of Interests in the Global Note attached hereto, to reflect exchanges, purchases, retirements or redemptions of the Notes represented hereby] on March 1, 2032.

Interest Payment Dates:  March 1 and September 1, beginning September 1, 2022

Record Dates:  February 15 and August 15

Reference is made to further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Note shall not be entitled to any benefits under the Indenture referred to on the reverse hereof or be valid or obligatory for any purpose.

IN WITNESS HEREOF, the Issuer has caused this instrument to be duly executed.

Dated:

FACTSET RESEARCH SYSTEMS INC.

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION
This is one of the Notes
referred to in the within-mentioned Indenture:

Dated:

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, AS TRUSTEE

By:
Authorized Signatory

(Reverse of Note)
3.450% Senior Notes due 2032
FACTSET RESEARCH SYSTEMS INC.

Capitalized terms used herein shall have the meanings assigned to them in the Indenture referred to below unless otherwise indicated.

(1)  Interest.  FactSet Research Systems Inc., a Delaware corporation (such corporation, and its successors and assigns under the Indenture hereinafter referred to, being herein called the “Issuer”), promises to pay interest on the principal amount of this Note at the rate per annum shown above. The Issuer shall pay interest semiannually on March 1 and September 1 of each year (each an “Interest Payment Date”). Interest on the Notes shall accrue from the most recent date to which interest has been paid or duly provided for or, if no interest has been paid or duly provided for, from March 1, 2022 until the principal hereof is due. Interest shall be computed on the basis of a 360-day year of twelve 30-day months.

(2)  Method of Payment.  The Issuer shall pay interest on the Notes (except defaulted interest) to the Persons who are registered Holders at the close of business on the February 15 or August 15 next preceding the Interest Payment Date even if Notes are canceled after the record date and on or before the Interest Payment Date. Holders must surrender Notes to a Paying Agent to collect principal payments. The Issuer shall pay principal, premium, if any, and interest in money of the United States of America that at the time of payment is legal tender for payment of public and private debts. Payments in respect of the Notes represented by a Global Note (including principal, premium, if any, and interest) shall be made by wire transfer of immediately available funds to the accounts specified by DTC or any successor Depositary. The Issuer shall make all payments in respect of a Definitive Security (including principal, premium, if any, and interest), at the office of the Paying Agent, except that, at the option of the Issuer, payment of interest may be made by mailing a check to the registered address of each Holder thereof; provided, however, that payments on the Notes may also be made, in the case of a Holder of at least $1,000,000 aggregate principal amount of Notes, by wire transfer to a U.S. dollar account maintained by the payee with a bank in the United States if such Holder elects payment by wire transfer by giving written notice to the Trustee or the Paying Agent to such effect designating such account no later than 30 days immediately preceding the relevant due date for payment (or such other date as the Trustee may accept in its discretion).

(3)  Paying Agent and Registrar.  Initially, U.S. Bank Trust Company, National Association, the Trustee under the Indenture, shall act as Paying Agent and Registrar.  The Issuer may change any Paying Agent or Registrar without notice to any Holder.  The Issuer or any of its Subsidiaries may act in any such capacity.

(4)  Indenture.  The Issuer issued the Notes under an indenture dated as of March 1, 2022, between the Issuer and the Trustee (the “Base Indenture”), as supplemented by the Supplemental Indenture dated as of March 1, 2022, between the

Issuer and the Trustee (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”).  The terms of the Notes include those stated in the Indenture and those made a part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (15 U.S. Code §§ 77aaa-77bbbb) (the “TIA”).  To the extent the provisions of this Note are inconsistent with the provisions of the Indenture, the Indenture shall govern.  The Notes are subject to all such terms, and Holders are referred to the Indenture and such Act for a statement of such terms.

(6)  Optional Redemption.  The Notes are redeemable at the option of the Issuer as provided in, and subject to the terms of, Section 2.6 of the Supplemental Indenture.

(7)  Mandatory Redemption.  In the event that (a) the proposed CGS Transaction (as defined in the Supplemental Indenture) is not consummated on or prior to December 24, 2022 (the “End Date”), or (b) at any time prior to the End Date, the Asset Purchase Agreement (as defined in the Supplemental Indenture) is terminated (any such event, a “Special Mandatory Redemption Event”), the Issuer will redeem all of the Notes (a “Special Mandatory Redemption”), at a price equal to 101% of the aggregate principal amount of the Notes plus accrued and unpaid interest to, but not including, the redemption date (the “Special Mandatory Redemption Price”).

Notice of the occurrence of a Special Mandatory Redemption Event and that a Special Mandatory Redemption is to occur (the “Special Mandatory Redemption Notice”) shall be delivered to the Trustee at least three (3) Business Days before it is required to be mailed or delivered to Holders (unless a shorter notice period shall be agreed to by the Trustee) and mailed by first class mail to each Holder of Notes’ registered address or electronically delivered according to the procedures of DTC as to global notes, within ten (10) Business Days after the Special Mandatory Redemption Event. At the Issuer’s written request, the Trustee shall give the Special Mandatory Redemption Notice in the Issuer’s name and at the Issuer’s expense. On such date specified in the Special Mandatory Redemption Notice as shall be no more than ten (10) Business Days (or such other minimum period as may be required by DTC) after mailing or sending the Special Mandatory Redemption Notice, the special mandatory redemption shall occur (the date of such redemption, the “Special Mandatory Redemption Date”).

If funds sufficient to pay the Special Mandatory Redemption Price of all of the Notes on the Special Mandatory Redemption Date are deposited with a Paying Agent or the Trustee on or before such Special Mandatory Redemption Date, then on and after such Special Mandatory Redemption Date, the Notes shall cease to bear interest and, other than the right to receive the Special Mandatory Redemption Price, all rights under such Notes shall terminate.

Upon the closing of the CGS Transaction, the foregoing provisions regarding the Special Mandatory Redemption will cease to apply.

(8)  Repurchase of Notes at the Option of Holders Upon a Change of Control Triggering Event.  In accordance with Section 2.9 of the Supplemental Indenture,

the Issuer shall be required to offer to purchase Notes upon the occurrence of a Change of Control Triggering Event. Any Holder of Notes shall have the right, subject to certain conditions specified in the Supplemental Indenture, to cause the Issuer to repurchase all or any part of the Notes of such Holder at a purchase price equal to 101% of the principal amount of the Notes to be repurchased plus accrued and unpaid interest to the date of repurchase (subject to the right of Holders of record on the relevant record date to receive interest due on the relevant Interest Payment Date that is on or prior to the date of purchase) as provided in, and subject to the terms of, the Supplemental Indenture.

(9)  Denominations, Transfer, Exchange.  The Notes are in registered form without coupons in initial denominations of $2,000 and integral multiples of $1,000 in excess thereof.  The transfer of the Notes may be registered and the Notes may be exchanged as provided in the Indenture.  The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and the Issuer may require a Holder to pay any taxes and fees required by law or permitted by the Indenture.  The Issuer need not exchange or register the transfer of any Note or portion of a Note selected for redemption, except for the unredeemed portion of any Note being redeemed in part.  Also, it need not exchange or register the transfer of any Notes for a period of fifteen (15) days before a selection of Notes to be redeemed or during the period between a record date and the corresponding Interest Payment Date.

(10)  Persons Deemed Owners.  The registered Holder of a Note may be treated as its owner for all purposes.

(11)  Amendment, Supplement and Waiver.  The Indenture or the Notes may be amended or supplemented, as provided in, and subject to the terms of, Article IX of the Base Indenture.

(12)  Defaults and Remedies.  If an Event of Default with respect to the Notes at the time outstanding (other than an Event of Default related to certain events of bankruptcy, insolvency or reorganization of the Issuer) occurs and is continuing, then and in every such case the Trustee or the Holders of not less than 25% in aggregate principal amount of the then outstanding Notes may declare the principal of all of the outstanding Notes and any accrued interest on the Notes to be due and payable immediately by a notice in writing to the Issuer (and to the Trustee if given by the Holders).  If an Event of Default specified in clause (vi) of Section 6.1 of the Base Indenture occurs with respect to the Issuer, the principal of and any accrued interest on the Notes then outstanding shall ipso facto become immediately due and payable without any declaration or other act on the part of the Trustee or any Holder.

Under certain circumstances, the Holders of a majority in principal amount of the Notes then outstanding, by written notice to the Issuer and the Trustee, may rescind and annul such declaration and its consequences, as provided in, and subject to the terms of, Article VI of the Base Indenture.

(13)  Trustee Dealings with the Issuer.  The Trustee, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the

Issuer or its Affiliates, and may otherwise deal with the Issuer or its Affiliates, as if it were not the Trustee.

(14)  No Recourse Against Others.  No director, officer, employee, stockholder, general or limited partner or incorporator, past, present or future, of Parent, the Issuer or any of its Subsidiaries, as such or in such capacity, shall have any personal liability for any obligations of the Issuer under the Notes or the Indenture by reason of his, her or its status as such director, officer, employee, stockholder, general or limited partner or incorporator.

No recourse may, to the full extent permitted by applicable law, be taken, directly or indirectly, with respect to the obligations of the Issuer on the Notes or under the Indenture or any related documents, any certificate or other writing delivered in connection therewith, against (i) the Trustee in its individual capacity, or (ii) any partner, owner, beneficiary, agent, officer, director, employee, agent, successor or assign of the Trustee, each in its individual capacity, or (iii) any holder of equity in the Trustee.

Each Holder of Notes by accepting a Note waives and releases all such liability.  The waiver and release are part of the consideration for the issuance of the Notes.

(15)  Authentication.  This Note shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

(16)  Abbreviations.  Customary abbreviations may be used in the name of a Holder or an assignee, such as:  TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

(17)  CUSIP, ISIN Numbers.  Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Issuer has caused CUSIP numbers to be printed on the Notes and the Trustee may use CUSIP, ISIN or other similar numbers in notices of redemption as a convenience to the Holders.  No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

(18)  Governing Law; Waiver of Jury Trial.  THE LAW OF THE STATE OF NEW YORK SHALL GOVERN AND BE USED TO CONSTRUE THE INDENTURE, THE SUPPLEMENTAL INDENTURE AND THE NOTES.  EACH HOLDER OF A NOTE AND EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THE INDENTURE, THE SUPPLEMENTAL INDENTURE, THE NOTES OR THE TRANSACTIONS CONTEMPLATED HEREBY.

(19)  Notices.  The Issuer shall furnish to any Holder upon written request and without charge a copy of the Indentures.  Requests may be made to:

If to the Issuer:

FactSet Research Systems Inc.
45 Glover Avenue
Norwalk, Connecticut 06850
Facsimile: 203-810-1610
Attention: General Counsel

If to the Trustee:

U.S. Bank Trust Company, National Association
185 Asylum Street, 27th Floor
Hartford, CT 06103-3452
Facsimile: (860) 241-6897
Attention: Global Corporate Trust and Custody

ASSIGNMENT FORM

To assign this Note, fill in the form below:  (I) or (we) assign and transfer this Note to

________________________
(Insert assignee’s soc. sec. or tax I.D. no.)
________________________
________________________
________________________
(Print or type assignee’s name, address and zip code)

and irrevocably appoint _________________________________________________________
to transfer this Note on the books of the Issuer.  The agent may substitute another to act for him.

Date:  ________________

Your Signature:  ___________________
(Sign exactly as your name appears on the
face of this Note)

Signature guarantee:______________

(Signature must be guaranteed by a participant in a recognized signature guarantee medallion program)

OPTION OF HOLDER TO ELECT PURCHASE

If you want to elect to have this Note purchased by the Issuer pursuant to Section 2.9 (“Change of Control Triggering Event”) of the Supplemental Indenture, check the box below:

[   ] Section 2.9

If you want to elect to have only part of the Note purchased by the Issuer pursuant to Section 2.9 of the Supplemental Indenture, state the amount you elect to have purchased:

$_____________________

Date: ___________________________	Your Signature: ________________________
(Sign exactly as your name appears on the Note)

Tax Identification Number: _________________

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SCHEDULE A

SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL NOTE

The original principal amount of this Global Note is [●] DOLLARS AND [●] CENTS ($[●]).  The following exchanges of a part of this Global Security for other 3.450% Senior Notes have been made:

Date of Exchange	Amount of Decrease in Principal Amount of this Global Security	Amount of Increase in Principal Amount of this Global Security	Principal Amount of this Global Security Following Such Decrease (or Increase)	Signature of Authorized Signatory of Trustee or Global Security Custodian